UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2017

Verint Systems Inc.
(Exact name of registrant as specified in its charter)

001-34807
(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

175 Broadhollow Road, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
(631) 962-9600
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Material Compensatory Plan, Contract or Arrangement.
Verint Systems Inc. (the "Company" or "Verint") held its 2017 Annual Meeting of Stockholders (the "Annual Meeting") on June 22, 2017. At the Annual Meeting, Verint's stockholders approved the Verint Systems Inc. Amended and Restated 2015 Long-Term Stock Incentive Plan (the "Amended Plan"). The Amended Plan was approved by the Company’s board of directors (the "Board") on May 9, 2017, and became effective on the date the Amended Plan was adopted by the Company’s stockholders on June 22, 2017.
The Amended Plan amends and restates the Verint Systems Inc. 2015 Long-Term Stock Incentive Plan (the "Existing Plan") as of June 22, 2017 to, among other things, increase the number of shares available for issuance under the Amended Plan. Subject to adjustment as provided in the Amended Plan, up to an aggregate of (i) 7,975,000 shares of Verint’s common stock, plus (ii) the number of shares of Verint's common stock available for issuance under the Existing Plan as of June 22, 2017, plus (iii) the number of shares of Verint common stock that become available for issuance as a result of awards made under the Existing Plan or the Amended Plan that are forfeited, cancelled, exchanged, withheld or surrendered or terminate or expire, on an option-equivalent basis, may be issued or transferred in connection with awards under the Amended Plan. Each stock option or stock-settled stock appreciation right granted under the Amended Plan would reduce the available plan capacity by one share and each other award denominated in shares that is granted under the Amended Plan would reduce the available plan capacity by 2.47 shares.
In addition to increasing the available award capacity under the Amended Plan and adjusting the ratio at which full-value awards reduce the available plan capacity, the Amended Plan:

•	Decreases from 500,000 to 100,000 the maximum number of shares (on an option-equivalent basis) that may be awarded to a non-employee director in any year.

•	Prohibits the following award shares from being recycled:

◦	Award shares that are tendered to or withheld by the Company to satisfy payment or applicable tax withholding requirements in connection with the vesting or delivery of an award.

◦	Award shares that are withheld by the Company upon exercise of an option pursuant to a “net exercise” arrangement.

◦	Award shares that underlie a stock appreciation right that is settled in shares.

•
Prohibits shares that are purchased by the Company in the open market pursuant to any repurchase plan or program, whether using option proceeds or otherwise, from being made available for awards under the plan.

•	Prohibits dividends or dividend equivalents from being paid on any award prior to the vesting of the award.

•	Requires that any dividends or dividend equivalents paid on a deferred basis be subject to the same vesting conditions as the award to which such dividends or dividend equivalents relate.

•	Clarifies that the compensation committee of the Board may permit a grantee’s withholding tax liability to be satisfied through a “broker assisted” cashless exercise.

•	Extends the expiration date of the plan to 10 years from June 22, 2017 (the date the Amended Plan was approved by the Company's stockholders).
As with the Existing Plan, the Amended Plan authorizes the Board to provide equity-based compensation in the form of (1) stock options, including incentive stock options entitling the participant to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, (2) stock appreciation rights, (3) restricted stock, (4) restricted stock units, (5) performance awards, (6) other stock-based awards, and (7) performance compensation awards.
The Amended Plan also provides that to the extent outstanding awards granted under the Amended Plan are not assumed, converted or replaced by the resulting entity in the event of a change in control, all outstanding awards that are not exercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, and any specified performance goals with respect to outstanding awards will be deemed to be satisfied at target, immediately prior to the consummation of such change in control, unless the applicable award agreement provides to the contrary.
Except as described above, the Amended Plan makes no other material changes to the terms of the Existing Plan.
The foregoing description of the Amended Plan is qualified in its entirety by reference to the terms of the Amended Plan, a copy of which has been filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2017 (the "Proxy Statement").

1.	Election of Directors. The Company's stockholders elected the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dan Bodner	52,537,080	811,867	2,505,262
Victor DeMarines	51,359,842	1,989,105	2,505,262
John Egan	38,489,066	14,859,881	2,505,262
Penelope Herscher	52,516,817	832,130	2,505,262
William Kurtz	52,545,528	803,419	2,505,262
Richard Nottenburg	38,466,805	14,882,142	2,505,262
Howard Safir	38,470,517	14,878,430	2,505,262
Earl Shanks	38,501,518	14,847,429	2,505,262

2.
Ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm. The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accountants for the year ending January 31, 2018. The results of the voting were 54,985,401 votes for, 707,280 votes against, and 161,528 abstentions.

3.
Approval of Named Executive Officer Compensation. The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The results of the voting were 34,957,191 votes for, 18,210,580 votes against, 181,176 abstentions, and 2,505,262 broker non-votes.

4.
Selection of Frequency of Advisory Vote. The Company's stockholders approved, on a non-binding, advisory basis, an annual vote on the compensation of the Company's named executive officers. The results of the voting were 46,120,053 votes for every year, 66,913 votes for every two years, 6,993,750 votes for every three years, 168,231 abstentions, and 2,505,262 broker non-votes. The frequency that received the highest number of votes was every year.

5.
Approval of the Verint Systems Inc. Amended and Restated 2015 Long-Term Stock Incentive Plan. The Company's stockholders approved the Verint Systems Inc. Amended and Restated 2015 Long-Term Stock Incentive Plan. The results of the voting were 46,988,522 votes for, 6,192,798 votes against, 167,627 abstentions, and 2,505,262 broker non-votes.

Based upon the results set forth in item 4 above, the Company has determined that advisory votes on executive compensation will be submitted to the stockholders every year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Verint Systems Inc. Amended and Restated 2015 Long-Term Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	June 26, 2017

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Verint Systems Inc. Amended and Restated 2015 Long-Term Stock Incentive Plan